                                                                   Exhibit 10.61

                          REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated as of October 9, 1996 (this "AGREEMENT"), by and among Apartment Investment and Management Company, a Maryland corporation (the "COMPANY"), and the persons listed on SCHEDULE A hereto (each, an "INVESTOR"). Capitalized terms used, but not otherwise defined herein, shall have the meaning ascribed to them in the Acquisition Agreement (as defined below).

          WHEREAS, pursuant to that certain Acquisition Agreement, dated as of July 26, 1996 (the "ACQUISITION AGREEMENT"), by and among the Company, AIMCO Properties, L.P., a Delaware limited partnership ("AIMCO OP"), AIMCO/PAM Properties, L.P., John W. English, J.W. English Real Estate, Inc., J.W. English Development Co., J.W. English Investments Co., J.W. English Management Co., Easton Falls Partners, Ltd., and English Income Fund I, a Texas Limited Partnership, the Investors will be issued up to 716,137 units of limited partnership interest in AIMCO OP (the "ISSUED OP UNITS") upon the contribution of certain assets and the assignment of certain rights to AIMCO OP, all of which Issued OP Units when surrendered for redemption may be acquired by the Company in exchange for shares of the Company's Class A Common Stock, par value $.01 per share (the "COMMON STOCK"), subject to certain restrictions under the agreement of limited partnership of AIMCO OP (the "OP PARTNERSHIP AGREEMENT") and the Company's charter;

          WHEREAS, in connection with the Acquisition Agreement, the Company has agreed to register for sale by the Investors and certain transferees, the shares of Common Stock received by the Investors in exchange for Issued OP Units that are surrendered for redemption (collectively, the "REGISTRABLE SHARES"); and

          WHEREAS, the parties hereto desire to enter into this agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto.

          NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

          Section 1. CERTAIN DEFINITIONS. In this Agreement the following terms shall have the following respective meanings:

     "ACCREDITED INVESTOR" shall have the meaning set forth in Rule 501 of the General Rules and Regulations promulgated under the Securities Act.

     "AFFILIATE" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the person specified.

     "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

     "HOLDERS" shall mean (i) each of the Investors, (ii) each Person holding OP Units as a result of a Permitted Transfer (as such term is defined in the OP Agreement) to that Person of OP Units made by an Investor in accordance with the provisions of the OP Agreement, and (iii) each Person holding Registrable Shares as a result of a transfer or assignment to that Person of Registrable Shares made by an Investor in accordance with this Agreement other than pursuant to an effective registration statement or Rule 144 under the Securities Act.

     "INDEMNIFIED PARTY" shall have the meaning ascribed to it in Section 4(c) of this Agreement.

     "INDEMNIFYING PARTY" shall have the meaning ascribed to it in Section 4(c) of this Agreement.

     "OP UNITS" shall mean units of limited partnership interest in AIMCO OP.

     "PERSON" shall mean an individual, corporation, partnership, estate, trust, association, private foundation, joint stock company or other entity.

     The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holders of Registrable Shares in accordance with the method or methods of distribution designated by the Holders,

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and the declaration or ordering of the effectiveness of such registration statement by the Commission.

     "REGISTRABLE SHARES" shall have the meaning ascribed to it in the recitals to this Agreement.

     "REGISTRATION EXPENSES" shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in complying with Section 2 hereof, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities or real estate syndication laws (including, without limitation, reasonable fees and disbursements of counsel in connection with state securities and real estate syndication qualifications of the Registrable Shares under the laws of such jurisdictions as the Holders may designate); (c) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company (including without limitation the expenses of any annual or special audit and "cold comfort" letters required by the managing underwriter); (f) securities act liability insurance if the Company so desires; (g) fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, retained by the Company; (h) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class are then listed; and (i) fees and expenses associated with any NASD filing required to be made in connection with the registration statement.

     "RIGHTS" shall have the meaning ascribed to it in Section 6 of this Agreement.

     "RULE 144" shall mean Rule 144 promulgated by the Commission under the Securities Act.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

     "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.

                                        3

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          Section 2.  REGISTRATION.

               (a) The Company shall prepare and file with the Commission, within 10 months after the effective date hereof, a registration statement for the purpose of effecting a Registration of the sale of Registrable Shares by the Holders thereof; shall use its best efforts to effect such Registration on or prior to the first anniversary of the effective date hereof (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities and real estate syndication laws); and shall keep such Registration continuously effective until the earlier of (i) the third anniversary hereof, (ii) the date on which all Registrable Shares have been sold pursuant to such registration statement or Rule 144, and (iii) the date on which all of the Registrable Shares may be sold in accordance with Rule 144 under the Securities Act; PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.

     Notwithstanding the foregoing, the Company shall have the right (the "SUSPENSION RIGHT") to defer such filing (or suspend sales under any filed registration statement or defer the updating of any filed registration statement and suspend sales thereunder) for a period of not more than 120 days during any one-year period ending on December 31, if the Company shall furnish to the Holders a certificate signed by the President or any other executive officer or any director of the Company stating that in the judgment of the Company it would be detrimental to the Company and its shareholders to file such registration statement or amendment thereto at such time (or continue sales under a filed registration statement) and therefore the Company has elected to defer the filing of such registration statement (or suspend sales under a filed registration statement).

               (b) The Company shall promptly notify the Holders of the occurrence of the following events:

                    (i) the filing with the Commission of the registration statement, any supplement to the prospectus or any amendment or post-effective amendment to the registration statement and, with respect to the registration statement or any post-effective amendment, when the same has become effective;

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                    (ii)  any request by the Commission for amendments or
     post-effective amendments to the registration statement or supplements to the prospectus or for additional information;

                    (iii) the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation or threatening of any proceedings for that purpose;

                    (iv) the suspension of an effective registration statement by the Company in accordance with the last paragraph of
     Section 2(a) above;

                    (v) the Company's receipt of any notification of the suspension of the qualification of any shares of Common Stock covered by the registration statement for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose; and

                    (vi) the existence of any event, fact or circumstance that results in the registration statement, the prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

     The Company agrees to use its best effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement or any state qualification at the earliest possible moment.

               (c) The Company shall provide to each Holder, at no cost to the Holders, promptly upon the effectiveness thereof, five copies of the prospectus and any post-effective amendment or supplement thereto, together with a copy of the registration statement and any amendment thereto used to effect the Registration of the Registrable Shares, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto including financial statements and schedules, all documents incorporated therein by reference and all exhibits thereto. The Company shall also provide the Holders with such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such registration statement. The Company consents to the use of each prospectus or any supplement

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thereto by the Holders in connection with the offering and sale of the shares covered by such registration statement or any amendment thereto. The Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with the New York Stock Exchange (or, if the Common Stock is no longer listed thereon, with such other securities exchange or market on which the Common Stock is then listed) so as to enable the Holders to the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

               (d) The Company agrees to use its best efforts to cause the shares covered by the registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the registration statement.

               (e) Subject to the Company's Suspension Right, if any event, fact or circumstance requiring an amendment to the registration statement or supplement to the prospectus shall exist, immediately upon becoming aware thereof the Company agrees to notify the Holders and prepare and furnish to the Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               (f) The Company agrees to use commercially reasonable efforts (including the payment of all listing fees) to obtain the listing of all Registrable Shares covered by the registration statement on each securities exchange on which securities of the same class are then listed.

               (g) The Company agrees to use its best efforts to comply with the Securities Act and the Exchange Act, and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Shares shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

               (h) The Company agrees to cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to a Registration and not bearing any

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Securities Act legend; and enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the selling Holders may reasonably request at least two business days prior to any sale of Registrable Shares.

          Section 3. EXPENSES OF REGISTRATION. The Company shall pay all Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to Section 2 hereof. All Selling Expenses incurred in connection with the sale of Registrable Shares by any of the Holders shall be borne by the Holder selling such Registrable Shares. Each Holder shall pay the expenses of its own counsel.

          Section 4.  INDEMNIFICATION.

               (a) The Company will indemnify each Holder, each Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter for inclusion therein.

               (b) Each Holder will indemnify the Company, each of its directors and each of its officers who signs the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each ease to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with

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information furnished in writing to the Company by such Holder for inclusion therein.

               (c) Each party entitled to indemnification under this Section 4 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party otherwise than pursuant to the provisions of this Section 4 and then, only to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (d) If the indemnification provided for in this Section 4 is unavailable to a party that would have been an Indemnified Party under this
Section in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether

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the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each holder of Registrable Shares agrees that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4(d).

               (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          Section 5. INFORMATION TO BE FURNISHED BY HOLDERS. Each Holder shall furnish to the Company such information as the Company may reasonably request in writing (which request shall be submitted a reasonable period of time in advance of the filing of the registration statement or amendment or supplement thereto with respect to which the requested information relates) and as shall be required in connection with the Registration and related proceedings referred to in Section 2 hereof. If any Holder fails to provide the Company with such information within three weeks of the Company's request, the Company shall no longer have any obligations under Section 2 hereof with respect to such Holder or such Holder's Registrable Shares.

          Section 6. TRANSFER OF EXCHANGE AND REGISTRATION RIGHTS. The rights of each Investor under Section 2 hereof and the related rights of each Investor hereunder (the "RIGHTS") may be assigned by each Investor (i) if the Investor is a corporation, to a shareholder or shareholders of such Investor, (ii) if the Investor is a partnership, to a partner or partners of that partnership, (iii) if the Investor is an individual, to a Family Member (as such term is defined in the OP Agreement), (iv) upon the death of the Investor, to the heirs of the Investor by virtue of the Investor's will or the laws of descent and distribution, or (v) if the Investor is a corporation or a partnership, to any Person into or with which the Investor is merged or consolidated or to which the Investor sells all or substantially all of its assets, in each case, only in connection with the transfer of Registrable Shares originally owned by the Investor or OP Units originally owned by the Investor in respect of which the Registrable Shares were issued; PROVIDED that (w) in each case, the transferee is an Accredited Investor, (x) such transfer is otherwise effected in accordance with applicable securities laws and the Company shall have been provided by the transferor and the transferee with such evidence thereof as the Company may

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request, including representations by the transferee in form and content reasonably acceptable to the Company, (y) the Company is given written notice of such transfer prior to such transfer (or, in the case of the death of the Investor, as soon as practicable following the death of the Investor), and (z) the transferee by written agreement delivered to the Company acknowledges that such transferee is bound by the terms of this Agreement. In the event of any such permitted transfer, the defined term "HOLDERS" shall from and after such transfer include such transferee.

          Section 7. ADDITIONAL REPRESENTATIONS. Each Holder of OP Units agrees that upon surrender of any such OP Units for redemption as provided in the OP Partnership Agreement, such Holder shall make such investment and other representations in connection with (and as a condition to) the issuance of Common Stock in exchange for such OP Units as the Company or AIMCO OP may reasonably request.

          Section 8.  RULE 144 SALES.

               (a) The Company covenants that it will file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Shares pursuant to Rule 144 under the Securities Act.

               (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Holders may reasonably request at least two business days prior to any sale of Registrable Shares.


          Section 9. EFFECTIVE DATE. This Agreement shall be effective as of the Closing.

          Section 10.  MISCELLANEOUS.

               (a) GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Maryland.

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               (b)  ENTIRE AGREEMENT.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

               (c) AMENDMENT. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

               (d) NOTICES, ETC. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by fax with receipt acknowledged, (iii) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or
(iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (a) if to an Investor, at such Investor's address or fax number set forth below its signature hereon, or at such other address or fax number as the Investor shall have furnished to the Company in writing, or (b) if to any assignee or transferee of an Investor, at such address or fax number as such assignee or transferee shall have furnished the Company in writing, or (c) if to the Company, at the address of its principal executive offices and addressed to the attention of the President, or at such other address or fax number as the Company shall have furnished to the Investors or any assignee or transferee. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the designated representative of such Holder.

               (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (PROVIDED that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

               (f) SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

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               (g)  SECTION TITLES.  Section titles are for descriptive purposes only and shall not control or alter the meaning of the Agreement as set forth in the text.

               (h) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.


               (i) REMEDIES. The Company and the Investors acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

               (j) ATTORNEYS' FEES. If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         APARTMENT INVESTMENT AND
                         MANAGEMENT COMPANY


                         By: /s/ Peter K. Kompaniez
                             --------------------------------------
                             Peter K. Kompaniez
                             Vice Chairman

                         INVESTOR:


                         ----------------------------------------
                         JOHN WESLEY ENGLISH

                         Investor's Address:


                         J.W. ENGLISH REAL ESTATE, INC.

                         By: /s/ John Wesley English
                             -------------------------------------
                         Name: John Wesley English
                         Title:

                         Investor's Address:
                         7676 Woodway, Suite 200
                         Houston, Texas  77063
                         Phone:  (713) 783-6811
                         Fax:  (713) 972-1062

                         J.W. ENGLISH DEVELOPMENT CO.


                         By: /s/ John Wesley English
                             ------------------------------------
                         Name: John Wesley English
                         Title:

                         Investor's Address:
                         7676 Woodway, Suite 200
                         Houston, Texas  77063
                         Phone:  (713) 783-6811
                         Fax:  (713) 972-1062


                         J.W. ENGLISH INVESTMENTS CO.


                         By: /s/ John Wesley English
                             ------------------------------------
                         Name: John Wesley English
                         Title:

                         Investor's Address:
                         7676 Woodway, Suite 200
                         Houston, Texas  77063
                         Phone:  (713) 783-6811
                         Fax:  (713) 972-1062